Exhibit 10.38

Guaranty Contract of Maximum Amount of RMB 33,000,000, with a term from December 14, 2010 to December 13, 2013, between Changzhou City Wujin Best Electronic Cables Co., Ltd., and Wujin Branch, Agricultural Bank of China, guaranteed by Changzhou Kaikai Lighting Co., Ltd., Jiangliang Shi, and Xueqin Wang.